UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 17, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On January 17, 2002 Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Promotes Steven K. Lumpkin To Chief Financial Officer Position." The press release is attached below.





                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109

Overland Park, Kan., January 17, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that Steven K. Lumpkin has been promoted to chief financial officer of the company. Mr. Lumpkin is currently the company's chief development officer and has been a member of its senior executive team for seven years.

In a separate release today, George D. Shadid, the company's current chief financial officer, was named as chief operating officer. Mr. Shadid and Mr. Lumpkin will assume their new positions effective March 1, 2002 after transitioning their current responsibilities.

Lloyd L. Hill, chairman and chief executive officer, said, "Steve Lumpkin's previous financial experience and background, combined with his broad business skills and in-depth knowledge of Applebee's make him the perfect executive to seamlessly assume the role of CFO. He has been an integral part of our senior executive team and has had a significant impact upon the company's strategic direction and success throughout his seven years with the company. Steve has consistently delivered strong results with a commitment to building shareholder value. He has my complete confidence and the support of our board."

As chief financial officer, Mr. Lumpkin will have responsibility for the company's finance, accounting and treasury functions, as well as information technology, legal affairs, investor relations, risk management and corporate communications.

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                                    - more -

January 17, 2002
Page 2


Since joining Applebee's International in 1995, Mr. Lumpkin has held a number of executive positions which have included responsibility for strategic planning, information technology, restaurant development, purchasing and distribution.

Prior to joining Applebee's, Mr. Lumpkin was a senior executive for five years with Olsten Kimberly Quality Care, during which time he served as the company's senior financial and technology officer. Mr. Lumpkin was also a member of the board of directors of Kimberly Quality Care, the major operating subsidiary of Olsten Kimberly. Mr. Lumpkin was previously with Price Waterhouse & Co. (a predecessor to PriceWaterhouseCoopers) as a management consulting partner serving Fortune 500 clients. Mr. Lumpkin holds a business administration and accounting degree and is a certified public accountant and certified management consultant.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,392 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    January 17, 2002                By:   /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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